Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 16 dated December 8, 2015

To

Prospectus dated April 23, 2015

    This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 23, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

    Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

    Since commencing our continuous public offering on July 2, 2012 and through December 7, 2015, we received and accepted subscriptions in our offering for approximately 95,045,300 shares of our common stock at an average price per share of $10.29, for corresponding gross proceeds of approximately $977,524,000, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our second amended and restated distribution reinvestment plan.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

The last sentence in the section entitled “Questions and Answers About this Offering – Q: Who will choose which investments to make?” on page 26 of the Prospectus is hereby replaced in its entirety with the following:

    On December 7, 2015, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM and the investment sub-advisory agreement with AIM, each for a period of twelve months commencing December 17, 2015.

INVESTMENT ADVISORY AGREEMENT

The third sentence of the first paragraph in the section entitled “Investment Advisory Agreement – Duration and Termination” on page 139 of the Prospectus is hereby replaced in its entirety with the following:

    On December 7, 2015, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM for a period of twelve months commencing December 17, 2015.

The first sentence of the first paragraph in the section entitled “Investment Advisory Agreement – Board Approval of the Investment Advisory Agreement” on page 140 of the Prospectus is hereby replaced in its entirety with the following:

    Our investment advisory agreement was approved by our board of directors on June 19, 2012, became effective on December 17, 2012 and was renewed on two occasions for twelve-month periods commencing December 17, 2014 and December 17, 2015.

INVESTMENT SUB-ADVISORY AGREEMENT

The third sentence of the first paragraph in the section entitled “Investment Sub-Advisory Agreement – Duration and Termination” on page 143 of the Prospectus is hereby replaced in its entirety with the following:

    On December 7, 2015, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment sub-advisory agreement with AIM for a period of twelve months commencing December 17, 2015.

The first sentence of the first paragraph in the section entitled “Investment Sub-Advisory Agreement – Board Approval of the Sub-Advisory Agreement” on page 144 of the Prospectus is hereby replaced in its entirety with the following:

    Our investment sub-advisory agreement was approved by our board of directors on June 19, 2012, became effective on December 17, 2012 and was renewed on two occasions for twelve-month periods commencing December 17, 2014 and December 17, 2015.

ADMINISTRATION AGREEMENT

The last sentence of the first paragraph in the section entitled “Administration Agreement – Term; Effective Date” on page 146 of the Prospectus is hereby replaced in its entirety with the following:

    On December 7, 2015, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the administration agreement with ICON Capital for a period of twelve months commencing December 17, 2015.